UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 31, 2000


                        Timberline Software Corporation
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


     Oregon                        0-16376                      93-0748489
-----------------               ------------                 -----------------
(State or other                 (Commission                   (IRS Employer
 jurisdiction                   File Number)                Identification No.)
of incorporation)

         15195 N.W. Greenbrier Parkway, Beaverton, Oregon 97006-5701
         -----------------------------------------------------------
                Address of Principal Executive Office Zip Code

       Registrant's telephone number including area code (503) 690-6775



         (Former name or former address, if changed since last report)

Item 5. Other Events

     On March 31, 2000, the registrant announced that the Board of Directors has authorized management to repurchase up to 1,300,000 shares of the registrant's common stock from time to time in the open market. Timberline has approximately 12,835,000 shares of common stock outstanding at March 31, 2000. A copy of the press release announcing the share repurchase plan is attached as an exhibit to this report on Form 8-K.


Item 7.  Financial Statements and Exhibits

     (a)  Financial statements of business acquired.

          Not applicable.


     (b)  Exhibits.

          The following exhibits are being filed herewith and this list shall constitute the exhibit index:

     Exhibit

     99   Press release


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


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TIMBERLINE SOFTWARE CORPORATION
                                         (Registrant)


Date: April 4, 2000                    By:  /s/ Carl C. Asai
                                            ----------------------------------
                                            Carl C. Asai
                                            Senior Vice President and Chief
                                              Financial Officer



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